OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Supplement dated April 26, 2010

to the Statement of Additional Information dated April 30, 2009

This supplement amends the Statement of Additional Information of Oppenheimer Capital Appreciation Fund/VA (the “Fund”), dated April 30, 2009.

1. The section titled “Portfolio Manager,” on page 65, is deleted in its entirety and replaced with the following:

Portfolio Managers. Each Fund’s portfolio is managed by the following:

Fund Name	Portfolio Manager(s)
Balanced Fund/VA	Emmanuel Ferreira, Krishna Memani, Peter A. Strzalkowski
Capital Appreciation Fund/VA	Julie Van Cleave
Core Bond Fund/VA	Krishna Memani
Global Securities Fund/VA	Rajeev Bhaman
High Income Fund/VA	Joseph Welsh
Main Street Fund®/VA	Mark Zavanelli, Marc Reinganum and Alex Zhou
Main Street Small Cap Fund®/VA	Mark Zavanelli and Marc Reinganum
MidCap Fund/VA	Ronald Zibelli, Jr.
Money Fund/VA	Carol E. Wolf
Strategic Bond Fund/VA	Arthur P. Steinmetz, Krishna Memani, Joseph Welsh and Caleb Wong
Value Fund/VA	John Damian and Mitch Williams

Each of the above individuals is referred to as “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”. They are the persons who are responsible for the day-to-day management of each Fund’s respective investments.

2. The first paragraph of the section titled “Other Accounts Managed” and its accompanying table, beginning on page 65, are deleted in their entirety and replaced with the following:

■

Other Accounts Managed. In addition to managing the Funds’ investment portfolio, Messrs. Bhaman, Damian, Ferreira, Memani, Reinganum, Steinmetz, Strzalkowski, Welsh, Williams, Zavanelli, Zhou and Zibelli and Ms. Wolf and Ms. Van Cleave also manage other investment portfolios or accounts on behalf of the Manager or its affiliates. The following tables provide information regarding those portfolios and accounts as of December 31, 2008. Except for one registered investment company managed by Mr. Bhaman no portfolio or account has a performance-base advisory fee:

Fund Name and Portfolio Managers	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[1,2]
Balanced Fund/VA
Emmanuel Ferreira	3	$2,049	0	0	0	0
Krishna Memani[3]
Peter A. Strzalkowski[3]
Capital Appreciation Fund/VA
Julie Van Cleave	9	$9,532[4]	1	$136[4]	1	$575[4]
Core Bond Fund/VA
Krishna Memani[3]
Global Securities Fund/VA
Rajeev Bhaman	7	$10,654	5	$856	2	$352
High Income Fund/VA
Joseph Welsh	3	$5,152	0	0	0	0
Main Street Fund®/VA
Mark Zavanelli	18	$14,070	1	$39	2	$374
Marc Reinganum	18	$14,070	1	$39	2	$374
Alex Zhou	6	$7,407	1	$39	0	0
Main Street Small Cap Fund®/VA
Mark Zavanelli	18	$14,913	1	$39	2	$374
Marc Reinganum	18	$14,913	1	$39	2	$374
MidCap Fund/VA
Ronald Zibelli, Jr.	3	$971	4	$40	0	0
Money Fund/VA
Carol E. Wolf	8	$15,126	2	$2,709	0	0
Strategic Bond Fund/VA
Arthur P. Steinmetz	6	$19,639	2	$86	0	0
Krishna Memani[3]
Joseph Welsh	3	$1,835	0	0	0	0
Caleb Wong	4	$1,708	1	$73	0	0
Value Fund/VA
John Damian	13	$7,192	3	$245	1	$104
Mitch Williams	8	$4,846	1	$3	4	$143

1.     In millions.
2.     Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
3.      Messrs. Memani and Strzalkowski did not become portfolio managers of their respective Funds until April 2009.
4.     Asset as of March 31, 2010. Ms. Van Cleave became a portfolio manager of the Fund April 26, 2010.

3. The section titled “Ownership of Fund Shares,” on page 67, is deleted in its entirety and replaced with the following:

■     Ownership of Fund Shares. As of April 26, 2010, the Portfolio Managers did not beneficially own any shares of the Funds, which are sold only through insurance companies to their contract owners.

April 26, 2010

PX0610.019